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                                                                  EXHIBIT 10.10
                        FINANCIAL SECURITY ASSURANCE INC.
                               31 West 52nd Street
                            New York, New York 10019

                                                              July 20, 2006


AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3900
Fort Worth, Texas  76102

Wells Fargo Bank, National Association
Sixth and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479

Re:  AmeriCredit Automobile Receivables Trust 2006-A-F
     -------------------------------------------------

Ladies and Gentlemen:

                  Reference is made to the Sale and Servicing Agreement dated as of July 12, 2006 (the "Sale and Servicing Agreement") among AmeriCredit Automobile Receivables Trust 2006-A-F, AmeriCredit Financial Services, Inc., as Servicer (the "Servicer"), AFS Funding Trust, as Seller ("Funding Trust") and Wells Fargo Bank, National Association as Trust Collateral Agent and Backup Servicer (the "Backup Servicer"). Except as otherwise specified, capitalized terms used and not defined herein have the respective meanings specified in the Sale and Servicing Agreement.

                  Financial Security Assurance Inc. hereby agrees that, notwithstanding any provision to the contrary contained in Section 4.14 of the Sale and Servicing Agreement, it shall be obligated (in the absence of the occurrence of a Servicer Termination Event under Section 9.1 of the Sale and Servicing Agreement which would permit termination of the Servicer by Financial Security, and in the absence of any other permitted termination of the Servicer thereunder) to extend each 90-day term of the Servicer, prior to the otherwise-applicable expiration date thereof, in a manner contemplated or permitted by such Section 4.14.

                  This letter is written for the benefit of the Servicer, the Seller, the Trust Collateral Agent and their respective successors in such capacities.

                                Very truly yours,

                                FINANCIAL SECURITY ASSURANCE INC.


                                By: /s/ Mark J. Castiglione
                                    -------------------------------------------
                                    Name: Mark J. Castiglione
                                    Title: Managing Director